UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 __________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2023
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AGNC INVESTMENT CORP.
(Exact name of registrant as specified in its charter)
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Delaware	001-34057	26-1701984
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Bethesda Metro Center, 12th Floor
Bethesda, Maryland 20814
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(301) 968-9300
N/A
(Former name or former address, if changed since last report)
 __________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value $0.01 per share	AGNC	The Nasdaq Global Select Market
Depositary shares of 7.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCN	The Nasdaq Global Select Market
Depositary shares of 6.875% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCM	The Nasdaq Global Select Market
Depositary shares of 6.50% Series E Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCO	The Nasdaq Global Select Market
Depositary shares of 6.125% Series F Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	AGNCP	The Nasdaq Global Select Market
Depositary shares of 7.75% Series G Fixed-Rate Reset Cumulative Redeemable Preferred Stock	AGNCL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors of Certain Executive Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

Amendments to Employment Agreements

On January 31, 2023, AGNC Mortgage Management, LLC amended the employment agreements with Peter Federico, President and Chief Executive Officer, Christopher Kuehl, Executive Vice President and Chief Investment Officer, Bernice Bell, Executive Vice President and Chief Financial Officer and Kenneth Pollack, Executive Vice President, General Counsel, Chief Compliance Officer and Secretary. The amendments make compensation adjustments effective for 2023, as follows:

•	Mr. Federico’s target annual bonus will be $4,500,000, and his target long-term incentive award opportunity will be $5,000,000. 67% of the long-term incentive awards will remain allocated to performance based awards.
•	Mr. Kuehl’s target annual bonus will be $2,700,000, and his target long-term incentive award opportunity will be $2,430,000. 50% of the long-term incentive awards will be allocated to performance based awards.
•	Ms. Bell's base salary will be $750,000; her target annual bonus will be $1,725,000, and her target long-term incentive award opportunity will be $1,500,000. 50% of the long-term incentive awards will be allocated to performance based awards.
•	Mr. Pollack’s base salary will be $650,000; his target annual bonus will be $1,300,000, and his target long-term incentive award opportunity will be $1,040,000. 50% of the long-term incentive awards will be allocated to performance based awards.

(d) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Employment Agreement dated January 31, 2023 between AGNC Mortgage Management, LLC and Peter Federico.
10.2	First Amendment to Second Amended and Restated Employment Agreement dated January 31, 2023 between AGNC Mortgage Management, LLC and Christopher Kuehl.
10.3	Second Amendment to Amended and Restated Employment Agreement dated January 31, 2023 between AGNC Mortgage Management, LLC and Bernice Bell.
10.4	Second Amendment to Amended and Restated Employment Agreement dated January 31, 2023 between AGNC Mortgage Management, LLC and Kenneth Pollack.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGNC INVESTMENT CORP.

Dated: February 3, 2023	By:	/s/ Kenneth L. Pollack
Kenneth L. Pollack
Executive Vice President, Chief Compliance Officer, General Counsel and Secretary